Duolingo Reports Third Quarter 2026 Results

Pittsburgh, PA – November 3, 2026 – Duolingo, Inc. (NASDAQ: DUOL) announced results for the third quarter ended September 30, 2026 in a shareholder letter that is posted on its Investor Relations website at investors.duolingo.com.

"We had a great Q3, with DAU growth accelerating to 29% year over year, and all of our key financial metrics coming in ahead of expectations," said Luis von Ahn, Co-Founder and CEO of Duolingo. "This year, we're prioritizing teaching better and user growth, and we're seeing that strategy paying off. Our user growth in every region of the world and in every subject we teach shows that we still have an enormous opportunity ahead of us.”

“Going forward, we’ll keep making Duolingo even more fun and effective, while gradually putting more focus on growing bookings in ways that preserve the quality of our free experience. We believe this will help us build a much larger business and reach our goal of one billion learners."

Video Webcast
Duolingo will host a live video webcast to discuss its quarterly results today, November 3, 2026 at 5:00 p.m. ET. Luis von Ahn and Gillian Munson, our Chief Financial Officer, will answer questions from sell side analysts. This webcast and related materials will be publicly available and can be accessed at investors.duolingo.com. A replay will be available on the Investor Relations section of our website two hours following completion of the webcast.

About Duolingo
Duolingo is the leading mobile learning platform globally. Its flagship app has organically become the world's most popular way to learn languages and the top-grossing app in the Education category on both Google Play and the Apple App Store. With technology at the core of everything it does, Duolingo has consistently invested to provide learners a fun, engaging, and effective learning experience while remaining committed to its mission to develop the best education in the world and make it universally available.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts contained in this press release, including without limitation, statements regarding our business model and strategy and the expected benefits, market opportunity and growth therefrom are forward-looking statements. Without limiting the generality of the foregoing, you can identify forward-looking statements because they contain words such as “may,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” or

“continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such forward-looking statements are neither promises nor guarantees, but involve a number of known and unknown risks, uncertainties and assumptions that may cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements due to various factors, including, but not limited to: our ability to retain and grow our users and sustain their engagement with our products; competition in the online language learning industry; our limited operating history; our ability to maintain or increase profitability; our ability to manage our growth and operate at such scale; the success of our investments; our reliance on third-party platforms to store and distribute our products and collect revenue; our reliance on third-party hosting, cloud computing providers and Artificial Intelligence (“AI”) vendors; our ability to compete for advertisements; acceptance by educational organizations of technology-based education; our ability to access, protect, collect, use, and otherwise process personal data about our users and payers, and to comply with applicable data privacy laws; our ability to successfully develop, implement and use AI and machine learning technologies; our ability to adequately obtain, protect and maintain our intellectual property rights; and the other important factors more fully detailed under the caption "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as any such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (“SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at investors.duolingo.com. All forward-looking statements speak only as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contacts

Investor Relations:
Deborah Belevan
IR@duolingo.com

Press:
Michelle Scully
press@duolingo.com
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